Securities Borrowed	3 Months Ended
Mar. 31, 2012
Securities Borrowed [Abstract]
Securities Borrowed
6.	Securities Borrowed

Securities borrowed transactions are recorded at the contractual amount for which the securities will be returned plus accrued interest. As of March 31, 2012, the Company entered into securities borrowed transactions of $17.4 million to cover a failed trade, and the Company received, as collateral, government debt securities with a fair value of $17.3 million.

As of December 31, 2011, the Company had not entered into any securities borrowed transactions.